EXHIBIT 10.6

                                                                  EXECUTION COPY

                      SUBORDINATION AND SECURITY AGREEMENT

          SUBORDINATION AND SECURITY AGREEMENT dated as of June 28, 2006, among Centerbrook Financial LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (the "BORROWER"), Deutsche Bank Trust Company Americas, as Collateral Agent (in such capacity, the "COLLATERAL AGENT") for the Secured Parties (as defined below), Citibank, N.A., as administrative agent (in such capacity, the "SENIOR AGENT") for the lenders or other financial institutions or entities (the "SENIOR LENDERS") from time to time parties, as lenders, to the Senior Loan Agreement referred to below and Citibank, N.A., as administrative agent (in such capacity, the "MEZZANINE AGENT") for the lenders or other financial institutions or entities (the "MEZZANINE LENDERS") from time to time parties, as lenders, to the Mezzanine Loan Agreement referred to below.

          WHEREAS, the Borrower, the Senior Lenders and the Senior Agent are parties to a Senior Loan Agreement dated as of June 28, 2006 (the "SENIOR LOAN AGREEMENT"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Senior Lenders to the Borrower.

          WHEREAS, the Borrower, the Mezzanine Lenders and the Mezzanine Agent are parties to a Mezzanine Loan Agreement dated as of June 28, 2006 (the "MEZZANINE LOAN AGREEMENT" and, together with the Senior Loan Agreement, the "LOAN DOCUMENTS"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Mezzanine Lenders to the Borrower.

          WHEREAS, each of the Mezzanine Agent and the Mezzanine Lenders has agreed to subordinate the Mezzanine Obligations (as defined below) to the Senior Obligations (as defined below) in the manner and to the extent hereinafter provided.

          NOW, THEREFORE, to induce (i) the Lenders to enter into the Loan Documents and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower has agreed to pledge and grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Collateral (as defined below) as security for the Secured Obligations (as so defined) and (ii) the Senior Lenders to enter into the Senior Loan Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mezzanine Agent has agreed (on its behalf and on behalf of the Mezzanine Lenders) to enter into this Agreement. Accordingly, the parties hereto agree as follows:

          Section 1. DEFINITIONS, ETC.

          1.01 TERMS GENERALLY. Terms used herein and not otherwise defined herein are used herein as defined in the Senior Loan Agreement or, at any time after the Senior Obligations Payment Date, the Mezzanine Loan Agreement.

          1.02  CERTAIN  UCC  TERMS.  As  used  herein,   the  terms  "ACCOUNT",
"ACCESSION", "AS-EXTRACTED COLLATERAL", "CHATTEL PAPER", "COMMERCIAL TORT CLAIMS", "COMMODITY ACCOUNT", "COMMODITY CONTRACT", "DEPOSIT ACCOUNT", "DOCUMENT", "ELECTRONIC CHATTEL PAPER", "EQUIPMENT", "FIXTURE", "GENERAL INTANGIBLE", "GOODS", "INSTRUMENT", "INVENTORY", "INVESTMENT PROPERTY", "LETTER-OF-CREDIT RIGHT", "PROCEEDS" and "PROMISSORY NOTE" have the respective meanings set forth in Article 9 of the NYUCC, and the terms "CERTIFICATED SECURITY", "FINANCIAL ASSET", "INDORSED", "SECURITIES ACCOUNT", "SECURITY", "SECURITY ENTITLEMENT" and "UNCERTIFICATED SECURITY" have the respective meanings set forth in Article 8 of the NYUCC.

          1.03 ADDITIONAL DEFINITIONS. In addition, as used herein:

          "AGENTS"  means,  collectively,  the  Senior  Agent and the  Mezzanine
     Agent.

          "BORROWER" has the meaning ascribed thereto in the introductory paragraph of this Agreement.

          "COLLATERAL" has the meaning ascribed thereto in Section 3.

          "COLLATERAL   AGENT"  has  the   meaning   ascribed   thereto  in  the
     introductory paragraph of this Agreement.

          "CONTROLLING PARTY" means the Senior Agent or, at any time after the Senior Obligations Payment Date, the Mezzanine Agent.


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          "COPYRIGHT  COLLATERAL"  means all  Copyrights,  whether  now owned or hereafter acquired by the Borrower, and including the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

          "COPYRIGHTS"  means  all  copyrights,   copyright   registrations  and
     applications for copyright registrations, including all renewals and extensions thereof.

          "ENFORCEMENT ACTION" shall mean (a) to take from or for the account of the Borrower or any Affiliate of the Borrower, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by the Borrower with respect to the Mezzanine Obligations, (b) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding against the Borrower or any Affiliate thereof to (i) enforce payment of or to collect the whole or any part of the Mezzanine Obligations or (ii) commence judicial enforcement of any of the rights and remedies under the Mezzanine Loan Agreement or this Agreement or applicable law with respect to the Mezzanine Obligations, (c) to accelerate the Mezzanine Obligations, (d) to initiate or commence an Insolvency Proceeding with respect to the Borrower, (e) to exercise any put option or to cause the Borrower or any Affiliate thereof to honor any redemption or make any prepayment under the Mezzanine Loan Agreement or this Agreement or (f) take any action under the provisions of any state or Federal law, including the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of the Borrower or any Affiliate thereof.

          "EQUITY  COLLATERAL" means,  collectively,  (i) the Pledged Equity and
     (ii) all shares, securities, moneys or property representing a dividend on any of the Pledged Equity, or representing a distribution or return of capital upon or in respect of the Pledged Equity, or resulting from a split-up, revision, reclassification or other like change of the Pledged Equity or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Equity.

          "EVENT OF DEFAULT" means an "Event of Default" as defined in the Senior Loan Agreement or, at any time after the Senior Obligations Payment Date, an "Event of Default" as defined in the Mezzanine Loan Agreement.

          "INSOLVENCY PROCEEDING" means, as to any Person, any of the following:
     (i) any case or proceeding with respect to such Person under the United States Bankruptcy Code or any other Federal, State or foreign bankruptcy, insolvency, reorganization or other law affecting creditors' rights or any other or similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of the obligations and indebtedness of such Person or (ii) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such Person or any of its assets or (iii) any proceeding for liquidation, dissolution or other winding up of the business of such Person or (iv) any assignment for the benefit of creditors or any marshalling of assets of such Person.

          "INTELLECTUAL PROPERTY" means, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets, (b) all licenses or user or other agreements granted to the Borrower with respect to any of the foregoing, in each case whether now or hereafter owned or used, (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs, (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured, (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by the Borrower, and (g) all causes of action, claims and warranties now or hereafter owned or acquired by the Borrower in respect of any of the items listed above.

          "LENDERS" has the meaning ascribed thereto in the introductory paragraph of this Agreement.

          "LOAN DOCUMENTS" has the meaning ascribed thereto in the second "Whereas" paragraph of this Agreement.

          "MEZZANINE AGENT" has the meaning ascribed thereto in the introductory paragraph of this Agreement.


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          "MEZZANINE   LENDERS"  has  the  meaning   ascribed   thereto  in  the
     introductory paragraph of this Agreement.

          "MEZZANINE LOAN AGREEMENT" has the meaning ascribed thereto in the second "Whereas" paragraph of this Agreement.

          "MEZZANINE LOANS" means the loans made by the Mezzanine Lenders to the Borrower under the Mezzanine Loan Agreement.

          "MEZZANINE OBLIGATIONS" means, collectively, the principal of and interest on the Mezzanine Loans and all other amounts from time to time owing to the Mezzanine Lenders or the Mezzanine Agent by the Borrower under the Mezzanine Loan Agreement and this Agreement, including any such amounts arising after the commencement of any Insolvency Proceeding with respect to the Borrower (and including the payment of interest, fees and expenses which would accrue and become due but for the commencement of such Insolvency Proceeding whether or not such interest, fees or expenses are allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding).

          "NYUCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

          "PATENT COLLATERAL" means all Patents, whether now owned or hereafter acquired by the Borrower, and all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

          "PATENTS" means all patents and patent applications, including the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

          "PLEDGED EQUITY" means all shares of capital stock, or partnership and other ownership interest, of whatever class or character of any Person, now or hereafter owned by the Borrower, and all certificates evidencing the same.

          "SECURED OBLIGATIONS" means, collectively, the Senior Obligations and the Mezzanine Obligations.

          "SECURED PARTIES" means, collectively, the Collateral Agent, the Senior Agent, the Senior Lenders, the Mezzanine Agent and the Mezzanine Lenders.

          "SENIOR AGENT" has the meaning ascribed thereto in the introductory paragraph of this Agreement.

          "SENIOR LENDERS" has the meaning ascribed thereto in the introductory paragraph of this Agreement.

          "SENIOR LOAN AGREEMENT" has the meaning ascribed thereto in the first "Whereas" paragraph of this Agreement.

          "SENIOR LOANS" means the loans made by the Senior Lenders to the Borrower under the Senior Loan Agreement.

          "SENIOR OBLIGATIONS" means, collectively, the principal of and interest on the Senior Loans and all other amounts from time to time owing to the Senior Lenders or the Senior Agent by the Borrower under the Senior Loan Agreement and the other Credit Documents, including any such amounts arising after the commencement of any Insolvency Proceeding with respect to the Borrower (and including the payment of interest, fees and expenses which would accrue and become due but for the commencement of such Insolvency Proceeding whether or not such interest, fees or expenses are allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding).

          "SENIOR OBLIGATIONS PAYMENT DATE" means the date on which all of the Senior Obligations shall have been paid in full and all of the Commitments of the Senior Lenders under the Senior Loan Agreement shall have been terminated, PROVIDED that, if, after the payment in full of the Senior Obligations, the Senior Agent or any Senior Lender is for any reason required to disgorge and surrender all or any part of such payments to any Person for any reason, then the Senior Obligations shall be reinstated to the extent of such disgorgement or surrender and the Senior Obligations Payment Date shall be deemed not to have occurred.


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          "TRADEMARK  COLLATERAL"  means all  Trademarks,  whether  now owned or hereafter acquired by the Borrower, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

          "TRADEMARKS" means all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including all renewals of trademark and service mark registrations.

          1.04 TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and permitted assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Annexes and Sections shall be construed to refer to Annexes to and Sections of this Agreement and (e) references to any law, constitution, statute, treaty, regulation, rule or ordinance, including any section or other part thereof (each, for purposes of this Section 1.04, a "law"), shall refer to that law as amended, supplemented or otherwise modified from time to time and shall include any successor law.

          Section 2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Secured Parties and the Collateral Agent that:

          (a) This Agreement creates a valid and continuing security interest in the Collateral in favor of the Collateral Agent for the benefit of the Secured Parties, which security interest is perfected and prior to all other Liens (except for Liens expressly permitted by Section 6.02 of the Senior Loan Agreement or, at any time after the Senior Obligations Payment Date, Section 6.02 of the Mezzanine Loan Agreement), and is enforceable as such as against creditors of and purchasers from the Borrower.

          (b) The Borrower has good and marketable title and is the owner of each item of Collateral free and clear of any Liens except for Liens expressly permitted by Section 6.02 of the Senior Loan Agreement or, at any time after the Senior Obligations Payment Date, Section 6.02 of the Mezzanine Loan Agreement.

          (c) The Borrower has full right, and has received all consents and approvals required by the terms of each item of Collateral, to grant a security interest in and assign and pledge its rights in such item of Collateral to the Collateral Agent.

          (d) The Borrower has caused the filing of appropriate financing statements in the proper filing offices in the appropriate jurisdictions under applicable law in order to perfect the security interest in the portion of the Collateral pledged to the Collateral Agent hereunder that may be perfected by the filing of Uniform Commercial Code financing statements.

          (e) The Borrower has not authorized the filing of and is not aware of any financing statements against the Borrower other than any financing statement (a) relating to the security interest granted to the Collateral Agent hereunder, (b) that has been terminated, (c) relating to the security interest granted under the CDS Security Agreement or (d) that names the Collateral Agent as the secured party. On the date of this Agreement, the Borrower is not aware of any judgment, Pension Benefit Guaranty Corporation (or any successor trustee) or tax Lien filings against the Borrower.

          (f) Each of the Collection Account, the Reserve Account and the Expense Account is a Securities Account and the Borrower has delivered to the Collateral Agent a fully executed agreement pursuant to which the securities intermediary for each such account has agreed to comply with all instructions originated by the Collateral Agent directing disposition of the funds in such account without further consent by the Borrower. The Accounts (as defined in the Operating Agreement) are not in the name of any Person other than the Borrower or the Collateral Agent. The Borrower has not consented to the securities intermediary of any such Account to comply with instructions of any Person other than the Collateral Agent.


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



          (g) All original executed copies of each Instrument that constitutes or evidences the Collateral have been delivered to the Collateral Agent, to the extent received by the Borrower. None of such Instruments that constitute or evidence the Collateral has any marks or notations indicating that they are then pledged to any Person other than the Collateral Agent.

          (h) All Certificated Securities that constitute or evidence the Collateral have been delivered to the Collateral Agent, to the extent received by the Borrower, registered in the name of the Collateral Agent or indorsed to the Collateral Agent.

          (i) The Borrower has caused all Uncertificated Securities that constitute or evidence the Collateral to be either registered in the name of the Collateral Agent or credited to one of the Accounts.

          (j) All Pledged Equity in which the Borrower shall grant a security interest pursuant to Section 3 will (i) be duly authorized, validly existing, fully paid and non-assessable (in the case of any equity interest in a corporation), (ii) constitute legal, valid and binding obligations of the Borrower (in the case of any equity interest in a partnership) and
     (iii) be duly issued and outstanding (in the case of any equity interest in any other entity), and none of such Pledged Equity is or will be subject to any contractual restriction, or any restriction under the charter, by-laws, partnership agreement or other organizational instrument of the respective issuer of such Pledged Equity, upon the transfer of such Pledged Equity (except for any such restriction contained herein or in the Loan Documents, or under such organizational instruments).

          (k) Annex 1 sets forth a complete and correct list of all copyright registrations, patents, patent applications, trademark registrations and applications owned by the Borrower on the date hereof. To the Borrower's knowledge, (i) there is no material violation by others of any right of the Borrower with respect to any of its Copyrights, Patents or Trademarks and
     (ii) the Borrower is not infringing in any material respect upon any Copyright, Patent or Trademark of any other Person and no material proceedings alleging such infringement have been instituted or are pending against the Borrower.

          Section 3. COLLATERAL. As collateral security for the payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Borrower hereby pledges and grants to the Collateral Agent, for the benefit of the Secured Parties as hereinafter provided, a security interest in all of the Borrower's right, title and interest in, to and under the following property, in each case whether tangible or intangible, wherever located, and whether now owned by the Borrower or hereafter acquired and whether now existing or hereafter coming into existence (all of the property described in this Section 3 being collectively referred to herein as "COLLATERAL"):

          (a) all Accounts:

          (b) all As-Extracted Collateral;

          (c) all Chattel Paper;

          (d) all Deposit Accounts;

          (e) all Documents;

          (f) all Equipment;

          (g) all Fixtures;

          (h) all General Intangibles;

          (i) all Goods;

          (j) the Equity Collateral;

          (k) all Instruments, including all Promissory Notes;

          (l) all Intellectual Property;

          (m) all Inventory;


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          (n) all Investment Property,  including all Securities, all Securities
     Accounts and all Security Entitlements with respect thereto and Financial Assets carried therein, and all Commodity Accounts and Commodity Contracts;

          (o) all Letter-of-Credit Rights;

          (p) all Commercial Tort Claims;

          (q) all other tangible and intangible personal property whatsoever of the Borrower; and

          (r) all Proceeds of any of the Collateral, all Accessions to and substitutions and replacements for, any of the Collateral, and all offspring, rents, profits and products of any of the Collateral, and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers (including all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Borrower or any computer bureau or service company from time to time acting for the Borrower);

IT BEING UNDERSTOOD, HOWEVER, that in no event shall the security interest granted under this Section 3 attach to any lease, license, contract, property rights or agreement to which the Borrower is a party (or to any of its rights or interests thereunder) if the grant of such security interest would constitute or result in either (i) the abandonment, invalidation or unenforceability of any right, title or interest of the Borrower therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the NYUCC).

          Section 4. FURTHER ASSURANCES; REMEDIES. In furtherance of the grant of the pledge and security interest pursuant to Section 3, the Borrower hereby agrees with each Secured Party and the Collateral Agent as follows:

          4.01 DELIVERY AND OTHER PERFECTION. The Borrower shall:

          (a) if any of the Equity Collateral, Investment Property or Financial Assets pledged by the Borrower under Section 3 are received by the Borrower, forthwith either (x) deliver to the Collateral Agent such Equity Collateral, Investment Property and Financial Asset (together with the certificates or instruments for any such Equity Collateral, Investment Property or Financial Assets duly Indorsed in blank or accompanied by such instruments of assignment and transfer in such form and substance as the Collateral Agent may request), all of which thereafter shall be held by the Collateral Agent, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Collateral Agent shall reasonably deem necessary or appropriate to duly record or otherwise perfect the Lien created hereunder in such Equity Collateral, Investment Property and Financial Assets pursuant to Section 3;

          (b) deliver and pledge to the Collateral Agent any and all Instruments, Indorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Collateral Agent may request;

          (c) give, execute, deliver, file, record, authorize or obtain all such financing statements, notices, instruments, documents, agreements or consents or other papers, and take such other actions, as may be necessary or desirable (in the judgment of the Collateral Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, following the occurrence and during the continuance of an Event of Default, causing any or all of the Equity Collateral to be transferred of record into the name of the Collateral Agent or its nominee (and the Collateral Agent agrees that if any Equity Collateral is transferred into its name or the name of its nominee, the Collateral Agent will thereafter promptly give to the Borrower copies of any notices and communications received by it with respect to the Equity Collateral pledged by the Borrower hereunder);

          (d) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Collateral Agent may reasonably require in order to reflect the security interests granted by this Agreement;

          (e) permit representatives of the Collateral Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Collateral Agent to be present at the Borrower's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Borrower with respect to the Collateral, all in such manner as the Collateral Agent may require; and

          (f) execute and deliver and cause to be filed such continuation statements, and do such other acts and things, as may be necessary to maintain the perfection of the security interest granted pursuant hereto.

          4.02 OTHER FINANCING STATEMENTS AND LIENS. Except as otherwise permitted under Section 6.02 of the Senior Loan Agreement or, at any time after the Senior Obligations Payment Date, Section 6.02 of the Mezzanine Loan Agreement, without the prior written consent of the Collateral Agent (granted at the direction of the Controlling Party), the Borrower shall not (a) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Collateral Agent is not named as the sole secured party for the benefit of the Secured Parties, or (b) cause or permit any other Person other than the Collateral Agent to have "control" (as defined in Section 9-104, 9-105, 9-106 or 9-107 of the NYUCC) of any Deposit Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right constituting part of the Collateral.

          4.03 PRESERVATION OF RIGHTS. The Collateral Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

          4.04 SPECIAL PROVISIONS RELATING TO CERTAIN COLLATERAL.

          (a) SPECIAL PROVISIONS RELATING TO EQUITY COLLATERAL.

               (i) So long as no Event of Default shall have occurred and be continuing, the Borrower shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Equity
     Collateral for all purposes not inconsistent with the terms of this Agreement, the Loan Documents or any other instrument or agreement referred to herein or therein, PROVIDED that the Borrower agrees that it will not vote the Equity Collateral in any manner that is inconsistent with the terms of this Agreement, the Loan Documents or any such other instrument or agreement, and the Collateral Agent shall execute and deliver to the Borrower or cause to be executed and delivered to the Borrower all such proxies, powers of attorney and other orders, and all such instruments, without recourse, as the Borrower may reasonably request for the purpose of enabling the Borrower to exercise the rights and powers which they are entitled to exercise pursuant to this Section 4.04(a)(i).

               (ii) Unless and until an Event of Default shall have occurred and be continuing, the Borrower shall be entitled to receive and retain any dividends, distributions or proceeds on the Equity Collateral paid in cash out of earned surplus.

          (b) INTELLECTUAL PROPERTY.

               (i) For the purpose of enabling the Collateral Agent to exercise rights and remedies under Section 4.05 at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Borrower hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Borrower) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by the Borrower, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

               (ii) Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 6.03 of the Senior Loan Agreement (or, at any time after the Senior Obligations Payment Date, Section 6.03 of the Mezzanine Loan Agreement) that limit the rights of the Borrower to dispose of its property, so long as no Event of Default shall have occurred and be continuing, the Borrower will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Borrower. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Collateral Agent shall from time to time, upon the request of the Borrower, execute and deliver any instruments, certificates or other documents, in the form so requested, that the Borrower shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause (i) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations and cancellation or termination of the commitments under the Loan Documents or earlier expiration of this Agreement or release of the Collateral, the Collateral Agent shall grant back to the Borrower the license granted pursuant to clause (i) immediately above. The exercise of rights and remedies under Section 4.05 by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Collateral Agent in accordance with the first sentence of this clause (ii).

          4.05 EVENTS OF DEFAULT, ETC. During the period during which an Event of Default shall have occurred and be continuing, and subject to the terms and conditions set forth in Articles XII and XIII of the Operating Agreement:

               (a) the Collateral Agent (acting at the direction of the Controlling Party) may appoint a special manager to manage the Collateral;

               (b) the Borrower shall, at the request of the Collateral Agent (acting at the direction of the Controlling Party), assemble the Collateral owned by it at such place or places, reasonably convenient to the Collateral Agent and the Borrower, designated in such request;

               (c) the Collateral Agent (acting at the direction of the Controlling Party) may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

               (d)  the  Collateral  Agent  shall  have  all of the  rights  and remedies with respect to the Collateral of a secured party under the NYUCC (whether or not the Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent were the sole and absolute owner thereof (and the Borrower agrees to take all such action as may be appropriate to give effect to such right);

               (e) the Collateral Agent (acting at the direction of the Controlling Party) may, in its name or in the name of the Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

               (f) the Collateral Agent (acting at the direction of the Controlling Party) may, upon ten Business Days' prior written notice to the Borrower of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Collateral Agent, the holders of the Secured Obligations or any of their respective agents, sell, lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as the Collateral Agent (acting at the direction of the Controlling Party) deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Collateral Agent or any holder of any Secured Obligation or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Borrower, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included. The Collateral Agent (acting at the direction of the Controlling Party) may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 4.05, including by virtue of the exercise of the license granted to the Collateral Agent in Section 4.04(b), shall be applied in accordance with Section 4.09.

               The Borrower recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective issuer thereof to register it for public sale.

               The Borrower agrees that to the extent the Collateral Agent is required by applicable law to give reasonable prior notice of any sale or other disposition of any Collateral, ten Business Days' notice shall be deemed to constitute reasonable prior notice.

               Notwithstanding anything contained herein to the contrary, at no time prior to the Senior Obligations Payment Date shall the Collateral Agent sell all or any part of the Collateral without the consent of the Mezzanine

Agent unless the aggregate amount of the proceeds received from any such sale shall be sufficient to pay in full all of the Senior Obligations and the Mezzanine Obligations.

          4.06 DEFICIENCY. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.05 are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Borrower shall remain liable for any deficiency.

          4.07 LOCATIONS; NAMES. Without at least 30 days' prior written notice to the Collateral Agent, the Borrower shall not (i) change its location (as defined in Section 9-307 of the Uniform Commercial Code), (ii) change its name or (iii) agree to or authorize any modification of the terms of any item of Collateral that would result in a change thereof from one Uniform Commercial Code category to another such category (such as from a General Intangible to Investment Property), if the effect thereof would be to result in a loss of perfection of, or diminution of priority for, the security interests created hereunder in such item of Collateral, or the loss of control (within the meaning of Section 9-104, 9-105, 9-106 or 9-107 of the NYUCC) over such item of Collateral.

          4.08 PRIVATE SALE. The Collateral Agent and the Secured Parties shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.05 conducted in a commercially reasonable manner. The Borrower hereby waives any claims against the Collateral Agent or any Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

          4.09 APPLICATION OF PROCEEDS. The Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Collateral Agent under Section 3 or this
Section 4, shall be deposited in the Collection Account or the Reserve Account, as applicable, and applied by the Collateral Agent in accordance with Sections
13.1 and 13.3 of the Operating Agreement.

          4.10 ATTORNEY-IN-FACT. Without limiting any rights or powers granted by this Agreement to the Collateral Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Collateral Agent is hereby appointed the attorney-in-fact of the Borrower for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Collateral Agent shall be entitled under this Section 4 to make collections in respect of the Collateral, the Collateral Agent shall have the right and power to receive, Indorse and collect all checks made payable to the order of the Borrower representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

          4.11 PERFECTION AND RECORDATION. Except as otherwise provided below, prior to or concurrently with the execution and delivery of this Agreement, the Borrower shall

          (a) file such financing statements and other documents in such offices as the Collateral Agent may request to perfect the security interests granted by Section 3 of this Agreement,

          (b) execute, deliver and record such short form security agreements relating to Collateral consisting of the Trademarks as the Collateral Agent may reasonably request, and

          (c) enter into such account control agreements (and obtain the written agreement with respect thereto from the applicable financial institution where each Deposit Account or Securities Account is located) as may be necessary to perfect the security interests granted by Section 3 of this Agreement with respect to all Deposit Accounts and Securities Accounts.

Without limiting the foregoing, the Borrower consents that Uniform Commercial Code financing statements may be filed describing the Collateral as "all assets" of the Borrower, PROVIDED that no such description shall be deemed to modify the description of Collateral set forth in Section 3.

          4.12 TERMINATION. When all Secured Obligations shall have been paid in full and the commitments of the Lenders under the Loan Documents shall have expired or been terminated, this Agreement shall terminate, and the Collateral Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Borrower and to be released and canceled all licenses and rights referred to in Section 4.04(b). The Collateral Agent shall also, at the expense of the Borrower, execute and deliver to the Borrower upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the Borrower to effect the termination and release of the Liens on the Collateral.

          4.13 FURTHER ASSURANCES. The Borrower agrees that, from time to time upon the written request of the Collateral Agent, the Borrower will execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order fully to effect the purposes of this Agreement. The Collateral Agent shall release any Lien covering any asset that has been disposed of pursuant to Section 6.03 of the Senior Loan Agreement or, at any time after the Senior Obligations Payment Date, Section 6.03 of the Mezzanine Loan Agreement.

          Section 5. THE COLLATERAL AGENT.

          Each of the Agents hereby irrevocably appoints the Collateral Agent as its agent and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

          The Collateral Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a "Default" under any Loan Document has occurred and is continuing, (b) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Collateral Agent is required to exercise in writing as directed by the Controlling Party, and (c) except as expressly set forth herein, the Collateral Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower that is communicated to or obtained by the bank serving as Collateral Agent or any of its Affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Controlling Party or in the absence of its own gross negligence or wilful misconduct. The Collateral Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Collateral Agent by the Borrower or a Secured Party, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document.

          If, with respect to a proposed action to be taken by it, the Collateral Agent shall reasonably conclude in good faith that the provisions of this Agreement relating to the functions or responsibilities or discretionary powers of the Collateral Agent are or may be ambiguous or inconsistent, the Collateral Agent shall notify the Secured Parties, identifying the proposed action and the provisions that it considers are or may be ambiguous or inconsistent, and may decline either to perform such function or responsibility or to exercise such discretionary power unless it has received the written confirmation of the Controlling Party that the Controlling Party concurs in the circumstances that the action proposed to be taken by the Collateral Agent is consistent with the terms of this Agreement or is otherwise appropriate. The Collateral Agent shall be fully protected in acting, or refraining from acting, under this Agreement in accordance with such confirmation of the Controlling Party in this respect, and such confirmation shall be binding upon the Collateral Agent and upon the Secured Parties.

          The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          The Collateral Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Collateral Agent. The Collateral Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent.

          The Collateral Agent's sole duties with respect to the custody, safekeeping and the preservation of the Collateral in its possession shall be to deal with such Collateral in accordance with the provisions of this Agreement and in the same manner as it deals with similar property for its own account. Except to the extent otherwise instructed in accordance with the terms of this Agreement and as otherwise provided hereunder, the Collateral Agent shall not be liable for failure to demand, collect or realize upon any of the Collateral, and the Collateral Agent shall not be under any obligation to sell or otherwise dispose of any of the Collateral or to take any other action whatsoever with respect to the Collateral upon the request of the Borrower. The rights of the Collateral Agent and the Secured Parties hereunder as against the Borrower shall not be conditioned or contingent upon the pursuit by the Collateral Agent or the Secured Parties of any right, power or remedy against the Borrower or against any other Person which may be or become liable in respect of all or any part of the Collateral.

          Subject to the appointment and acceptance of a successor Collateral Agent as provided in this paragraph, the Collateral Agent may resign at any time by notifying the Agents and the Borrower. Upon any such resignation, the Controlling Party shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Controlling Party and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Collateral Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Collateral Agent's resignation hereunder, the provisions of this Section shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Collateral Agent.

          Section 6. SUBORDINATION.

          6.01 SUBORDINATION OF MEZZANINE OBLIGATIONS. The Borrower, for itself and its successors and assigns, covenants and agrees, and the Mezzanine Agent, on behalf of each Mezzanine Lender (including each subsequent Mezzanine Lender), likewise covenants and agrees, that the Mezzanine Obligations, and the payment from whatever source of the principal of, and interest on, the Mezzanine Loans, are hereby expressly made subordinate and junior and subject in right of payment to the prior payment in full in cash of all Senior Obligations to the extent and in the manner set forth in Section 13.3 of the Operating Agreement. At no time prior to the Senior Obligations Payment Date shall the Mezzanine Agent or any Mezzanine Lender give instructions or directions to the Collateral Agent and, in any event, the Collateral Agent shall not comply with any instructions or directions given to it by the Mezzanine Agent or any Mezzanine Lender until the Senior Obligations Payment Date shall have occurred. Each holder of the Senior Obligations, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired its Senior Obligations in reliance upon the provisions contained in this Agreement.

          If (a) the maturity of the Senior Loans shall have been accelerated pursuant to the provisions of Article VII of the Senior Loan Agreement, (b) the maturity of the Mezzanine Loans shall have been accelerated pursuant to the provisions of Article VII of the Mezzanine Loan Agreement, (c) no Event of Default (as defined in the Mezzanine Loan Agreement) shall have occurred and be continuing on the date of such acceleration other than by reason of an Event of Default (as defined in the Mezzanine Loan Agreement) based upon the acceleration of the maturity of the Senior Loans, (d) after the date of such acceleration the Senior Lenders shall duly rescind and annul such acceleration of the maturity of the Senior Loans previously effected by them in accordance with the terms of the Senior Loan Agreement, and (e) on the date of such rescission and annulment, no Event of Default (as defined in the Mezzanine Loan Agreement) shall have occurred and be continuing other than by reason of an Event of Default (as defined in the Mezzanine Loan Agreement) based upon the acceleration of the maturity of the Senior Loans (including the failure to pay principal of and interest on the Mezzanine Loans that becomes due solely as a result of such acceleration of the maturity of the Mezzanine Loans), then such acceleration of the maturity of the Mezzanine Loans shall thereupon be deemed rescinded and annulled without action on the part of the Mezzanine Agent or any Mezzanine
Lender, but such rescission and annulment shall not affect the rights of any Mezzanine Lender with respect to any subsequent or other default or Event of Default that may occur.

          In the event that,  notwithstanding  the foregoing  provisions of this
Section 6, any Mezzanine Lender shall have received any payment prohibited by the foregoing provisions of this Section 6, including any such payment arising out of the exercise by any Mezzanine Lender of a right of set-off or counterclaim, any such payment received by reason of other indebtedness of the Borrower being subordinated to the Mezzanine Loans and any such payment received by reason of any Mezzanine Lender exercising any of their rights with respect to the Collateral, then, and in any such event, such payment shall be held in trust for the benefit of, and shall be immediately paid over or delivered to, the Collateral Agent, to be deposited into the Collection Account or Reserve Account, as applicable, and paid in accordance with Sections 13.1 and 13.3 of the Operating Agreement.

          The Mezzanine Lenders agree not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of the Senior Obligations or any liens and security interests securing the Senior Obligations or any actions of the Senior Agent, the Senior Lenders or the Collateral Agent (acting on behalf of the Senior Agent and the Senior Lenders) in respect of their performance, exercise or enforcement of their rights hereunder and in the Collateral, so long as such performance, exercise or enforcement is consistent with the provisions of this Agreement.

          6.02 PAYMENT PERMITTED IF NO DEFAULT. Nothing contained in this Agreement shall affect the obligation of the Borrower to make (or prevent the Borrower from making) optional or required prepayments of principal of, or interest and fees (if any) on, the Mezzanine Loans or any other amount payable by the Borrower in respect of the Mezzanine Loans, PROVIDED that all such payments shall be subject to and paid in accordance with Sections 13.1 and 13.3 of the Operating Agreement.

          6.03 PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS. The provisions of this Section 6 are and are intended solely for the purpose of defining the relative rights of the Mezzanine Lenders on the one hand and the Senior Lenders on the other hand. Nothing contained in this Section 6 or elsewhere in this Agreement is intended to or shall:

          (a) impair, as among the Borrower and its creditors (other than the Senior Lenders and the Mezzanine Lenders), the obligation of the Borrower, which is absolute and unconditional, to pay to the Mezzanine Lenders the principal of and interest on the Mezzanine Loan as and when the same shall become due and payable in accordance with their terms; and

          (b) affect the relative rights against the Borrower of the Mezzanine Lenders and creditors of the Borrower (other than the Senior Lenders).

          6.04 NO WAIVER OF SUBORDINATION PROVISIONS. No right of the Senior Agent or any Senior Lender to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower or by any act or failure to act, in good faith, by the Senior Agent or any Senior Lender, or by any non-compliance by the Borrower with the terms, provisions and covenants of this Section 6, regardless of any knowledge thereof the Senior Agent or any Senior Lender may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the Senior Lenders may, subject to the terms of the Senior Loan Agreement, at any time and from time to time, without the consent of or notice to any Mezzanine Lender, without incurring responsibility to any Mezzanine Lender and without impairing or releasing the subordination provided in this Section 6 or the obligations hereunder of any Mezzanine Lender to the Senior Lenders, do any one or more of the following: (a) change the time, manner or place of payment of Senior Loans, or otherwise modify or supplement in any respect any of the provisions of the Senior Loan Agreement or any other instrument evidencing or relating to any of the Senior Loans; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Loans;
(c) release any Person liable in any manner for the collection of Senior Loans; and (d) exercise or refrain from exercising any rights against the Borrower and any other Person.

          6.05 LIQUIDATION, DISSOLUTION, BANKRUPTCY. In the event of any Insolvency Proceeding involving the Borrower or any of its properties:

          (a) each Mezzanine Lender hereby irrevocably appoints the Collateral Agent its agent and attorney-in-fact to make, file and present (acting at the direction of the Controlling Party) for and on behalf of such Mezzanine Lender a proof or proofs of claims against any obligor on account of the Mezzanine Obligations if, within thirty days prior to the deadline for filing thereof, such Mezzanine Lender has failed to file such proof or proofs of claim; and

          (b) the Senior Obligations shall continue to be treated as Senior Obligations and the provisions of this Agreement shall continue to govern the relative rights and priorities of the Senior Lenders and the Mezzanine Lenders even if all or part of the Senior Obligations or the security interests securing the Senior Obligations are subordinated, set aside, avoided, invalidated or disallowed in connection with any such Insolvency Proceeding, and this Agreement shall be reinstated if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by any holder of Senior Obligations or any representative of such holder.

          6.06 STANDSTILL. Unless the Senior Obligations Payment Date shall have occurred, the Mezzanine Lenders shall not, without the prior written consent of the Senior Agent, take any Enforcement Action with respect to the Mezzanine Obligations, PROVIDED that the Mezzanine Lenders may file proofs of claim against the Borrower in any Insolvency Proceeding involving the Borrower.

          6.07 RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATION AGENT. Upon any payment or distribution of assets of the Borrower referred to in this
Section 6, the Mezzanine Agent and the Mezzanine Lenders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Mezzanine Agent and the Mezzanine Lenders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the Senior Lenders and other indebtedness of the Borrower, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 6.

          6.08 SUBORDINATION TO CDS HOLDERS. Each of the Senior Agent and the Mezzanine Agent, on behalf of the respective holders of the Mezzanine Obligations and the Senior Obligations, agrees that all Liens in favor of said holders now or hereafter existing with respect to the Collateral shall be subject, subordinate and junior in all respects to the Liens in favor of the CDS Holders (as defined in the CDS Security Agreement) now or hereafter existing with respect to the "Collateral" as defined in the CDS Security Agreement. The CDS Holders shall be express third party beneficiaries of the foregoing agreements.

          Section 7. MISCELLANEOUS.

          7.01 NOTICES. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its "Address for Notices" specified pursuant to Section 9.01 of the Senior Loan Agreement and Section 9.01 of the Mezzanine Loan Agreement, as applicable, and shall be deemed to have been given at the times specified in said Section 9.01 or Section 9.01, as applicable.

          7.02 NO WAIVER. No failure on the part of the Collateral Agent or any Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          7.03 AMENDMENTS, ETC. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Borrower, the Collateral Agent and each Agent (with any consent required under Section 9.02 of each Loan Document). Any such amendment or waiver shall be binding upon the Collateral Agent and each Agent, each holder of any of the Secured Obligations and the Borrower.

          7.04 EXPENSES; INDEMNITY; DAMAGE WAIVER.

          (a) COSTS AND EXPENSES. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Collateral Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Collateral Agent, in connection with the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all out-of-pocket expenses incurred by the Collateral Agent, including the fees, charges and disbursements of any counsel for the Collateral Agent, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations.

          (b) INDEMNIFICATION BY BORROWER. The Borrower shall indemnify the Collateral Agent and its Related Parties (each such Person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) INDEMNIFICATION BY LENDERS. To the extent that the Borrower fails to pay any amount required to be paid by it to the Collateral Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Collateral Agent such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought and based on such Lender's portion of the Secured Obligations) of such unpaid amount; PROVIDED that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Collateral Agent in its capacity as such.

          (d) WAIVER OF CONSEQUENTIAL DAMAGES, ETC. To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby or the transactions contemplated hereby.

          (e) PAYMENTS. All amounts due under this Section shall be subject to and paid in accordance with Sections 13.1 and 13.3 of the Operating Agreement.

          7.05 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Borrower, the Collateral Agent, each Agent and each holder of any of the Secured Obligations, PROVIDED that the Borrower shall not assign or transfer its rights or obligations hereunder without the prior written consent of the Collateral Agent (granted at the direction of the Controlling Party).

          7.06 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          7.07 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

          7.08 SUBMISSION TO JURISDICTION. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

          7.09 WAIVER OF VENUE. The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 7.08. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          7.10 SERVICE OF PROCESS. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section
7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          7.11 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          7.12 CAPTIONS. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          7.13 AGENTS AND ATTORNEYS-IN-FACT. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

          7.14 SEVERABILITY. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          7.15 NO PETITION; LIMITED RECOURSE. Each of the Collateral Agent, the Senior Agent and the Mezzanine Agent (collectively, the "CREDITORS") agrees (which agreement shall, pursuant to the terms of this Agreement, be binding upon its successors, assigns, and participants) that it shall not institute against, or join any other Person in instituting against, the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day (or, if longer, the then applicable preference period) after the payment in full of all amounts due under the Senior Facility and the Mezzanine Facility. Notwithstanding anything herein or any other Program Document to the contrary, the obligations of the Borrower owing to the Creditors hereunder or thereunder are limited recourse and are payable only from the property and assets of the Borrower, only to the extent funds are available for payment of such obligations in accordance with Sections 13.1 and 13.3 of the Operating Agreement. No recourse shall be had and no claim shall be made, whether by levy or execution or otherwise, for the payment or satisfaction of any obligations of the Borrower hereunder or under any other Program Document against any member of the Borrower or any of its assets, other than the property and assets of the Borrower, and no member of the Borrower shall be liable for any deficiency judgment based thereon, it being expressly understood and agreed that the sole remedies of each of the Creditors with respect to such amounts shall be against the property and assets of the Borrower in accordance with this Agreement and the other Program Documents. The provisions in this Section 7.15 shall survive the termination of this Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                      CENTERBROOK FINANCIAL LLC
                      By: CENTERBROOK HOLDINGS LLC, its
                      Managing Member


                      By: /S/ ROBERT MAUM
                          ---------------
                    Name: Robert Maum
                   Title: Chief Execurtive Officer




                      DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent


                      By: /S/ DENNIS D. GILLESPIE
                          -----------------------
                    Name: Dennis D. Gillespie
                   Title: Authorized Signatory



                      CITIBANK, N.A., as Senior Agent


                      By: /S/ MARIA MCKEON
                          ----------------
                    Name: Maria McKeon
                   Title: Vice President



                      CITIBANK, N.A., as Mezzanine Agent


                      By: /S/ MARIA MCKEON
                          ----------------
                    Name: Maria McKeon
                   Title: Vice President

                                                                         ANNEX 1

                 LIST OF COPYRIGHTS, COPYRIGHT REGISTRATIONS AND
   APPLICATIONS FOR COPYRIGHT REGISTRATIONS; PATENTS AND PATENT APPLICATIONS;
    AND TRADE NAMES, SERVICE MARKS, TRADEMARK AND SERVICE MARK REGISTRATIONS
         AND APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS



NONE